SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         April 29, 1998
                                                  --------------------------



                            SWEETHEART HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                    33-64814               06-1281287
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(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                  Number)            Identification No.)




10100 Reisterstown Road, Owings Mills, Maryland                   21117
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:       (410) 363-1111


                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

          On April 29, 1998, Registrant's Board of Directors appointed Deloitte & Touche LLP as its certifying accountants replacing Arthur Andersen LLP (the "Former Accountants").

          During the Registrant's two most recent fiscal years and the subsequent interim period through April 29, 1998, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference to the subject matter of the disagreement in their report. Neither of the Former Accountants' reports on the Registrant's financial statements for the fiscal years ended September 30, 1996 or 1997 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         A letter from the Former Accountants addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K, stating that they agree with the Registrant's response to Item 4 of the Registrant's Current Report on Form 8-K, dated May 1, 1998, is filed as an Exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         A letter from Arthur Andersen LLP addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SWEETHEART HOLDINGS INC.



                                    By: /s/ Hans H. Heinsen
                                        -------------------------------------
                                        Name:  Hans H. Heinsen
                                        Title: Chief Financial Officer


Date:  May 1, 1998

                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION                                  PAGE NO.
-----------            -----------                                  --------


(16)                   Letter from Arthur Andersen LLP                    1
                       in accordance with Item 304 (a)(3)
                       of Regulation S-K